INVESTOR DESTINATIONS FUNDS

Prospectus  March 1, 2014 (as revised March 26, 2014)

Fund and Class	Ticker
Nationwide Investor Destinations Aggressive Fund Class A	NDAAX
Nationwide Investor Destinations Aggressive Fund Class C	NDACX
Nationwide Investor Destinations Aggressive Fund Class R (formerly, Class R2)	GAFRX
Nationwide Investor Destinations Aggressive Fund Institutional Class	GAIDX
Nationwide Investor Destinations Aggressive Fund Institutional Service Class	NWWHX
Nationwide Investor Destinations Aggressive Fund Service Class	NDASX
Nationwide Investor Destinations Moderately Aggressive Fund Class A	NDMAX
Nationwide Investor Destinations Moderately Aggressive Fund Class C	NDMCX
Nationwide Investor Destinations Moderately Aggressive Fund Class R (formerly, Class R2)	GMARX
Nationwide Investor Destinations Moderately Aggressive Fund Institutional Class	GMIAX
Nationwide Investor Destinations Moderately Aggressive Fund Institutional Service Class	NWWIX
Nationwide Investor Destinations Moderately Aggressive Fund Service Class	NDMSX
Nationwide Investor Destinations Moderate Fund Class A	NADMX
Nationwide Investor Destinations Moderate Fund Class C	NCDMX
Nationwide Investor Destinations Moderate Fund Class R (formerly, Class R2)	GMDRX
Nationwide Investor Destinations Moderate Fund Institutional Class	GMDIX
Nationwide Investor Destinations Moderate Fund Institutional Service Class	NWWJX
Nationwide Investor Destinations Moderate Fund Service Class	NSDMX
Nationwide Investor Destinations Moderately Conservative Fund Class A	NADCX
Nationwide Investor Destinations Moderately Conservative Fund Class C	NCDCX
Nationwide Investor Destinations Moderately Conservative Fund Class R (formerly, Class R2)	GMMRX
Nationwide Investor Destinations Moderately Conservative Fund Institutional Class	GMIMX
Nationwide Investor Destinations Moderately Conservative Fund Institutional Service Class	NWWKX
Nationwide Investor Destinations Moderately Conservative Fund Service Class	NSDCX
Nationwide Investor Destinations Conservative Fund Class A	NDCAX
Nationwide Investor Destinations Conservative Fund Class C	NDCCX
Nationwide Investor Destinations Conservative Fund Class R (formerly, Class R2)	GCFRX
Nationwide Investor Destinations Conservative Fund Institutional Class	GIMCX
Nationwide Investor Destinations Conservative Fund Institutional Service Class	NWWLX
Nationwide Investor Destinations Conservative Fund Service Class	NDCSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfunds

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TABLE OF CONTENTS

2	Fund Summaries
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

26	How the Funds Invest
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

28	Risks of Investing in the Funds

33	Fund Management

34	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information about Fees and Expenses

44	Distributions and Taxes

46	Multi-Manager Structure

47	Financial Highlights

52	Appendix

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND

Objective

The Fund seeks to maximize total investment return for an aggressive level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 34 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 75 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None	0.25%
Other Expenses[1]	0.17%	0.13%	0.21%	0.06%	0.17%	0.22%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.83%	1.54%	1.12%	0.47%	0.58%	0.88%

1	“Other Expenses” has been restated to reflect current fees. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 37 of this Prospectus.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$655	$825	$1,009	$1,541
Class C shares	257	486	839	1,834
Class R shares	114	356	617	1,363
Institutional Class shares	48	151	263	591
Institutional Service Class shares	59	186	324	726
Service Class shares	90	281	488	1,084

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$157	$486	$839	$1,834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.52% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that aims to provide diversification across major asset classes—U.S. stocks and international stocks—by investing primarily in mutual funds offered by Nationwide Mutual Funds (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or other securities, as appropriate to its investment objective and strategies. Most Underlying Funds are “index” funds (or funds that use index replication strategies) that invest directly in equity securities or other securities with a goal of obtaining investment returns that closely track a benchmark securities index. Some of these Underlying Funds invest in futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in the respective indexes in an attempt to synthetically replicate the performance of those indexes. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e.,

Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective primarily by seeking growth of capital. Through investments in the Underlying Funds, the Fund invests heavily in equity securities, such as common stocks of U.S. and international companies (including smaller companies). As of the date of this Prospectus, the Fund allocates approximately 59% of its net assets in U.S. stocks and approximately 28% in international stocks. The Fund is designed for aggressive investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and so the investment adviser may have an incentive to invest the Fund’s assets in affiliated Underlying Funds. In addition, the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund.

Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its result to lag those of relevant benchmarks or other funds with similar objectives.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each Fund’s asset classes according to their respective weightings. The Adviser has replaced the S&P 500 Index with the Russell 3000 Index as the Fund’s primary benchmark because the Russell 3000 Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of March 1, 2014, the Fund replaced the hypothetical composite index (the Former Aggressive Fund Composite Index) with the Aggressive Fund Composite Index. The Adviser believes that the Aggressive Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Aggressive Fund Composite Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares (Years Ended December 31,)

Best Quarter:     18.74% – 2nd qtr. of 2009

Worst Quarter:     -21.16% – 4th qtr. of 2008

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

The inception date for Institutional Class shares is December 29, 2004. Pre-inception historical performance for Institutional Class shares is based on the previous performance of Service Class shares. Performance for these classes has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

The Fund had not commenced offering Institutional Service Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Service Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a lower level of expenses than those that apply to Service Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	19.08%	14.14%	6.48%
Class A shares – After Taxes on Distributions	18.21%	13.61%	5.75%
Class A shares – After Taxes on Distributions and Sales of Shares	11.46%	11.43%	5.21%
Class C shares – Before Taxes	24.47%	14.69%	6.37%
Class R shares – Before Taxes	25.94%	15.11%	6.83%
Institutional Class shares – Before Taxes	26.77%	15.87%	7.43%
Institutional Service Class shares – Before Taxes	26.25%	15.41%	7.01%
Service Class shares – Before Taxes	26.25%	15.41%	7.01%
Russell 3000® Index (The Index does not pay sales charges, fees, expenses or taxes.)	33.55%	18.71%	7.88%
S&P 500® Index (The Index does not pay sales charges, fees, expenses or taxes.)	32.39%	17.94%	7.41%
Aggressive Fund Composite Index[1] (The Index does not pay sales charges, fees, expenses or taxes.)	25.38%	14.53%	6.58%
Former Aggressive Fund Composite Index[2] (The Index does not pay sales charges, fees, expenses or taxes.)	30.49%	17.33%	7.34%

1	The Aggressive Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (60%), MSCI EAFE® Index (30%) and Barclays U.S. Aggregate Bond Index (10%).

2	The Former Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500® Index (95%) and the Barclays U.S. Aggregate Bond Index (5%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Class: $1,000,000
Institutional Service Class, Service Class: $50,000
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Class, Institutional Service Class, Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Objective

The Fund seeks to maximize total investment return for a moderately aggressive level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 34 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 75 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None	0.25%
Other Expenses[1]	0.18%	0.12%	0.21%	0.06%	0.18%	0.21%
Acquired Fund Fees and Expenses	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	0.86%	1.55%	1.14%	0.49%	0.61%	0.89%

1	”Other Expenses” has been restated to reflect current fees. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 37 of this Prospectus.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$658	$834	$1,024	$1,575
Class C shares	258	490	845	1,845
Class R shares	116	362	628	1,386
Institutional Class shares	50	157	274	616
Institutional Service Class shares	62	195	340	762
Service Class shares	91	284	493	1,096

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.31% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Mutual Funds (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity securities, bonds (including mortgage-backed securities) or other securities, as appropriate to its investment objective and strategies. Most Underlying Funds are “index” funds (or funds that use index replication strategies) that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark securities index. Some of these Underlying Funds invest in futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in the respective indexes in an attempt to synthetically replicate the performance of those indexes. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective primarily by seeking growth of capital, as well as income. Through investments in the Underlying Funds, the Fund invests a significant portion of its assets in equity securities, such as common stocks of U.S. and international companies, including smaller companies. As of the date of this Prospectus, the Fund allocates approximately 51% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 19% in bonds. The Fund is designed for moderately aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and so the investment adviser may have an incentive to invest the Fund’s assets in affiliated Underlying Funds. In addition, the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund.

Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its result to lag those of relevant benchmarks or other funds with similar objectives.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed securities risk – mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the

Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each Fund’s asset classes according to their respective weightings. The Adviser has replaced the S&P 500 Index with the Russell 3000 Index as the Fund’s primary benchmark because the Russell 3000 Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of March 1, 2014, the Fund replaced the hypothetical composite index (the Former Moderately Aggressive Fund

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

Composite Index) with the Moderately Aggressive Fund Composite Index. The Adviser believes that the Moderately Aggressive Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderately Aggressive Fund Composite Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best Quarter:     15.76% – 2nd qtr. of 2009

Worst Quarter:     -17.49% – 4th qtr. of 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Institutional Class shares is December 29, 2004. Pre-inception historical performance for Institutional Class shares is based on the previous performance of Service Class shares. Performance for these classes has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

The Fund had not commenced offering Institutional Service Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Service Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a lower level of expenses than those that apply to Service Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	14.77%	12.47%	6.13%
Class A shares – After Taxes on Distributions	13.66%	11.84%	5.33%
Class A shares – After Taxes on Distributions and Sales of Shares	9.12%	9.99%	4.86%
Class C shares – Before Taxes	19.91%	12.98%	6.00%
Class R shares – Before Taxes	21.23%	13.39%	6.44%
Institutional Class shares – Before Taxes	22.15%	14.13%	7.02%
Institutional Service Class shares – Before Taxes	21.68%	13.68%	6.64%
Service Class shares – Before Taxes	21.68%	13.68%	6.64%
Russell 3000® Index (The Index does not pay sales charges, fees, expenses or taxes.)	33.55%	18.71%	7.88%
S&P 500® Index (The Index does not pay sales charges, fees, expenses or taxes.)	32.39%	17.94%	7.41%
Moderately Aggressive Fund Composite Index[1] (The Index does not pay sales charges, fees, expenses or taxes.)	22.43%	13.52%	6.44%
Former Moderately Aggressive Fund Composite Index[2] (The Index does not pay sales charges, fees, expenses or taxes.)	25.03%	15.20%	6.94%

1

The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (55%), MSCI EAFE® Index (25%), Barclays U.S. Aggregate Bond Index (15%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (5%).

2

The Former Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500® Index (80%), the Barclays U.S. Aggregate Bond Index (15%), and the Citigroup 3-Month Treasury Bill (T-Bill) Index (5%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Class: $1,000,000
Institutional Service Class, Service Class: $50,000
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Class, Institutional Service Class, Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND

Objective

The Fund seeks to maximize total investment return for a moderate level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 34 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 75 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None	0.25%
Other Expenses[1]	0.20%	0.13%	0.22%	0.07%	0.20%	0.22%
Acquired Fund Fees and Expenses	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	0.88%	1.56%	1.15%	0.50%	0.63%	0.90%

1	”Other Expenses” has been restated to reflect current fees. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 37 of this Prospectus.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$660	$840	$1,035	$1,597
Class C shares	259	493	850	1,856
Class R shares	117	365	633	1,398
Institutional Class shares	51	160	280	628
Institutional Service Class shares	64	202	351	786
Service Class shares	92	287	498	1,108

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.04% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Mutual Funds (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity securities, bonds or other securities, as appropriate to its investment objective and strategies. Most Underlying Funds are “index” funds (or funds that use index replication strategies) that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark securities index. Some of these Underlying Funds invest in futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in the respective indexes in an attempt to synthetically replicate the performance of those indexes. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in the Nationwide Contract or any one Underlying Fund.

The Fund pursues its objective by seeking both growth of capital and income. Through investments in the Underlying Funds, the Fund may invest a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in bonds (including mortgage-backed securities) in order to generate investment income. As of the date of this Prospectus, the Fund allocates approximately 38% of its net assets in U.S. stocks, approximately 19% in international stocks and approximately 37% in bonds, including the Nationwide Contract. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term results.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and so the investment adviser may have an incentive to invest the Fund’s assets in affiliated Underlying Funds. In addition, the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life Insurance Company, an affiliate of the investment adviser, also earns fees.

Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND (cont.)

the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its result to lag those of relevant benchmarks or other funds with similar objectives.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, prepayment and call risk and extension risk. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the shares or interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each Fund’s asset classes according to their respective weightings. The Adviser has replaced the S&P 500 Index with the Russell 3000 Index as the Fund’s primary benchmark because the Russell 3000 Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of March 1, 2014, the Fund replaced

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND (cont.)

the hypothetical composite index (the Former Moderate Fund Composite Index) with the Moderate Fund Composite Index. The Adviser believes that the Moderate Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderate Fund Composite Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best Quarter:      11.60% – 2nd qtr. of 2009

Worst Quarter:      -12.61% – 4th qtr. of 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Institutional Class shares is December 29, 2004. Pre-inception historical performance for Institutional Class shares is based on the previous performance of Service Class shares. Performance for these classes has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

The Fund had not commenced offering Institutional Service Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Service Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a lower level of expenses than those that apply to Service Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	8.94%	9.87%	5.31%
Class A shares – After Taxes on Distributions	7.58%	9.17%	4.37%
Class A shares – After Taxes on Distributions and Sales of Shares	5.92%	7.75%	4.10%
Class C shares – Before Taxes	13.81%	10.40%	5.17%
Class R shares – Before Taxes	15.08%	10.76%	5.60%
Institutional Class shares – Before Taxes	15.88%	11.50%	6.20%
Institutional Service Class shares – Before Taxes	15.54%	11.05%	5.81%
Service Class shares – Before Taxes	15.54%	11.05%	5.81%
Russell 3000® Index (The Index does not pay sales charges, fees, expenses or taxes.)	33.55%	18.71%	7.88%
S&P 500® Index (The Index does not pay sales charges, fees, expenses or taxes.)	32.39%	17.94%	7.41%
Moderate Fund Composite Index[1] (The Index does not pay sales charges, fees, expenses or taxes.)	16.72%	11.42%	6.08%
Former Moderate Fund Composite Index[2] (The Index does not pay sales charges, fees, expenses or taxes.)	18.09%	12.12%	6.12%

1

The Moderate Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (45%), Barclays U.S. Aggregate Bond Index (25%), Barclays U.S. 1-3 Year Government/Credit Bond Index (15%) and MSCI EAFE® Index (15%).

2

The Former Moderate Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500® Index (60%), the Barclays U.S. Aggregate Bond Index (25%) and the Citigroup 3-Month Treasury Bill (T-Bill) Index (15%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Class: $1,000,000
Institutional Service Class, Service Class: $50,000
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Class, Institutional Service Class, Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND (cont.)

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Objective

The Fund seeks to maximize total investment return for a moderately conservative level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 34 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 75 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None	0.25%
Other Expenses[1]	0.21%	0.13%	0.23%	0.08%	0.21%	0.23%
Acquired Fund Fees and Expenses	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.88%	1.55%	1.15%	0.50%	0.63%	0.90%

1	” Other Expenses” has been restated to reflect current fees. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 37 of this Prospectus.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$660	$840	$1,035	$1,597
Class C shares	258	490	845	1,845
Class R shares	117	365	633	1,398
Institutional Class shares	51	160	280	628
Institutional Service Class shares	64	202	351	786
Service Class shares	92	287	498	1,108

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.85% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Mutual Funds (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity securities, bonds or other securities, as appropriate to its investment objective and strategies. Most Underlying Funds are “index” funds (or funds that use index replication strategies) that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark securities index. Some of these Underlying Funds invest in futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in the respective indexes in an attempt to synthetically replicate the performance of those indexes. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in the Nationwide Contract or any one Underlying Fund.

The Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. Through investments in the Underlying Funds, the Fund invests a majority of its assets in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities in order to generate investment income, but also a considerable portion of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth. As of the date of this Prospectus, the Fund allocates approximately 59% of its net assets in bonds, including the Nationwide Contract, approximately 26% in U.S. stocks and approximately 11% in international stocks. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and so the investment adviser may have an incentive to invest the Fund’s assets in affiliated Underlying Funds. In addition, the advisory fees paid to the investment adviser by the Underlying Funds typically are

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life Insurance Company, an affiliate of the investment adviser, also earns fees.

Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its results to lag those of relevant benchmarks or other funds with similar objectives.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable then larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the shares or interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each Fund’s asset classes according to their respective weightings. As of March 1, 2014, the Fund replaced the hypothetical composite index (the Former Moderately Conservative Fund Composite Index) with the Moderately Conservative Fund Composite Index. The Adviser believes that the Moderately Conservative Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderately Conservative Fund Composite Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best Quarter:     8.35% – 3rd qtr. of 2009

Worst Quarter:     -7.65% – 4th qtr. of 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Institutional Class shares is December 29, 2004. Pre-inception historical performance for Institutional Class shares is based on the previous performance of Service Class shares. Performance for these classes has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

The Fund had not commenced offering Institutional Service Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Service Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a lower level of expenses than those that apply to Service Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.21%	7.21%	4.50%
Class A shares – After Taxes on Distributions	0.95%	6.16%	3.40%
Class A shares – After Taxes on Distributions and Sales of Shares	3.31%	5.53%	3.36%
Class C shares – Before Taxes	7.69%	7.73%	4.38%
Class R shares – Before Taxes	9.10%	8.11%	4.84%
Institutional Class shares – Before Taxes	9.86%	8.81%	5.41%
Institutional Service Class shares – Before Taxes	9.45%	8.38%	5.01%
Service Class shares – Before Taxes	9.45%	8.38%	5.01%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	-2.02%	4.44%	4.55%
Moderately Conservative Fund Composite Index[1] (The Index does not pay sales charges, fees, expenses or taxes.)	10.60%	8.79%	5.42%
Former Moderately Conservative Fund Composite Index[2] (The Index does not pay sales charges, fees, expenses or taxes.)	11.43%	8.97%	5.31%

1

The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of Barclays U.S. Aggregate Bond Index (35%), Barclays U.S. 1-3 Year Government/Credit Bond Index (25%), Russell 3000® Index (30%) and MSCI EAFE® Index (10%).

2

The Former Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Barclays U.S. Aggregate Bond Index (35%), the Citigroup 3-Month Treasury Bill (T-Bill) Index (25%) and the S&P 500® Index (40%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Class: $1,000,000
Institutional Service Class, Service Class: $50,000
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Class, Institutional Service Class, Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND

Objective

The Fund seeks to maximize total investment return for a conservative level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 34 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 75 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None	0.25%
Other Expenses[1]	0.23%	0.14%	0.25%	0.10%	0.23%	0.25%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.89%	1.55%	1.16%	0.51%	0.64%	0.91%

[1]	”Other Expenses” has been restated to reflect current fees. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 37 of this Prospectus.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$661	$843	$1,040	$1,608
Class C shares	258	490	845	1,845
Class R shares	118	368	638	1,409
Institutional Class shares	52	164	285	640
Institutional Service Class shares	65	205	357	798
Service Class shares	93	290	504	1,120

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.16% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—stocks and bonds—by investing primarily in mutual funds offered by Nationwide Mutual Funds (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity securities, bonds or other securities, as appropriate to its investment objective and strategies. Most Underlying Funds are “index” funds (or funds that use index replication strategies) that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark securities index. Some of these Underlying Funds invest in futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in the respective indexes in an attempt to synthetically replicate the performance of those indexes. The Fund also invests in certain Underlying Funds that are not index funds.

Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in the Nationwide Contract or any one Underlying Fund.

The Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. Through investments in the Underlying Funds and the Nationwide Contract, the Fund invests heavily in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, and a relatively small portion of its assets in equity securities, such as common stocks of U.S. companies. As of the date of this Prospectus, the Fund allocates approximately 77% of its net assets in bonds, including the Nationwide Contract, and approximately 18% in stocks. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and so the investment adviser may have an incentive to invest the Fund’s assets in affiliated Underlying Funds. In addition, the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life Insurance Company, an affiliate of the investment adviser, also earns fees.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its results to lag those of relevant benchmarks or other funds with similar objectives.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the

Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the shares or interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each Fund’s asset classes according to their respective weightings. As of March 1, 2014, the Fund replaced the hypothetical composite index (the Former Conservative Fund Composite Index) with the Conservative Fund Composite Index. The Adviser believes that the Conservative Fund

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Conservative Fund Composite Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutual funds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best Quarter:      5.09% – 3rd qtr. of 2009

Worst Quarter:      -2.71% – 4th qtr. of 2008

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception date for Institutional Class shares is December 29, 2004. Pre-inception historical performance for Institutional Class shares is based on the previous performance of Service Class shares. Performance for these classes has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

The Fund had not commenced offering Institutional Service Class shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Service Class shares. Performance for Institutional Service Class shares has not been adjusted to reflect a lower level of expenses than those that apply to Service Class shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.13%	4.14%	3.39%
Class A shares – After Taxes on Distributions	-3.88%	3.13%	2.28%
Class A shares – After Taxes on Distributions and Sales of Shares	-0.20%	3. 03%	2.39%
Class C shares – Before Taxes	2.16%	4.65%	3.27%
Class R shares – Before Taxes	3.58%	5.01%	3.72%
Institutional Class shares – Before Taxes	4.24%	5.69%	4.30%
Institutional Service Class Shares – Before Taxes	3.82%	5.27%	3.90%
Service Class shares – Before Taxes	3.82%	5.27%	3.90%
Barclays U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	-2.02%	4.44%	4.55%
Conservative Fund Composite Index[1] (The Index does not pay sales charges, fees, expenses or taxes.)	4.87%	5.87%	4.52%
Former Conservative Fund Composite Index[2] (The Index does not pay sales charges, fees, expenses or taxes.)	5.25%	5.30%	4.02%

1

The Conservative Fund Composite Index is an unmanaged, hypothetical combination of Barclays U.S. Aggregate Bond Index (40%), Barclays U.S. 1-3 Year Government/Credit Bond Index (35%), Russell 3000® Index (15%), Citigroup 3-Month Treasury Bill (T-Bill) Index (5%) and MSCI EAFE® Index (5%).

2

The Former Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Citigroup 3-Month Treasury Bill (T-Bill) Index (45%), the Barclays U.S. Aggregate Bond Index (35%) and the S&P 500® Index (20%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R: no minimum
Institutional Class: $1,000,000
Institutional Service Class, Service Class: $50,000
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Class R, Institutional Class, Institutional Service Class, Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

FUND SUMMARY: NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor, Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOW THE FUNDS INVEST: NATIONWIDE INVESTOR DESTINATIONS FUNDS

Investment Objective

Each Fund seeks to maximize total investment return for a given level of risk.

Principal Investment Strategies

The Funds seek to provide diversification across major asset classes—U.S. stocks, international stocks, bonds and money market instruments—by investing in a professionally selected mix of underlying portfolios of Nationwide Mutual Funds (the “Trust”) (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed-interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide Contract”). Depending on its target risk level, each Fund invests different amounts in these asset classes, Underlying Funds and the Nationwide Contract.

The Funds invest primarily in index funds offered by the Trust, representing several asset classes. The index funds invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track those of the relevant stock or bond index. The Funds also invest in certain non-index Underlying Funds. Some Underlying Funds invest in futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in the respective indexes in an attempt to synthetically replicate the performance of those indexes.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds currently invest.

Nationwide Investor Destinations Aggressive Fund (“Aggressive Fund”)

The Aggressive Fund pursues its objective primarily by seeking growth of capital. The Aggressive Fund’s target allocation is heavily weighted toward U.S. and international stock investments.

This Fund may be appropriate for investors who:

—	are comfortable with substantial investment risk;
—	have a long investment time horizon and
—	seek to maximize long-term returns while accepting the possibility of significant short-term or even long-term losses.

Nationwide Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund”)

The Moderately Aggressive Fund pursues its objective primarily by seeking growth of capital, as well as income. The Moderately Aggressive Fund’s target allocation is significantly weighted toward U.S. and international stock investments, but also includes some bonds which may have the potential to reduce volatility.

This Fund may be appropriate for investors who:

—	are comfortable with significant investment risk;
—	have a long investment time horizon;
—	seek additional diversification and
—	seek to maximize long-term returns while accepting the possibility of short-term or even long-term losses.

Nationwide Investor Destinations Moderate Fund (“Moderate Fund”)

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund’s target allocation is weighted toward U.S. and international stock investments, but also includes a significant portion in bonds which may have the potential to add income and reduce volatility.

This Fund may be appropriate for investors who:

—	have a lower tolerance for risk than more aggressive investors;
—	seek both growth and income from their investment and
—	are willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

Nationwide Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund”)

The Moderately Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Moderately Conservative Fund’s target allocation is weighted toward bonds, but also includes a significant portion in U.S. and international stock investments for long-term growth.

This Fund may be appropriate for investors who:

—	have a lower tolerance for risk than more aggressive investors;
—	primarily seek income from their investment;
—	have a shorter investment time horizon and
—	are willing to accept some short-term price fluctuations in exchange for potentially higher income and growth.

Nationwide Investor Destinations Conservative Fund (“Conservative Fund”)

The Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Conservative Fund’s target allocation is heavily weighted toward bonds, while including some stocks which the investment adviser believes have the potential for long-term growth.

This Fund may be appropriate for investors who:

—	have a short investment time horizon;
—	have a low tolerance for risk and
—	primarily seek income from their investment.

HOW THE FUNDS INVEST: NATIONWIDE INVESTOR DESTINATIONS FUNDS (cont.)

Nationwide Fund Advisors (the “Adviser”) establishes a target allocation among different asset classes which the Adviser believes is appropriate for each Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each target asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.

The allocations shown in the table below are the target allocations for each Fund as of the date of this Prospectus stated as a percentage of the Fund’s total assets, plus or minus 5%. However, due to market value fluctuations or other factors, actual allocations may vary over short periods of time. In addition, the asset class allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. The Appendix contains information about the Underlying Funds in which the Funds invest as of the date of this Prospectus. The Funds may also invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds, that are chosen either to complement or replace the Underlying Funds.

ASSET CLASSES	TARGET ALLOCATIONS

	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Moderately Conservative Fund	Conservative Fund

U.S. STOCKS
U.S. Large Cap	32%	29%	22%	16%	9%

U.S. Mid Cap	14%	12%	10%	7%	3%

U.S. Small Cap	13%	10%	6%	3%	1%

INTERNATIONAL STOCKS*	28%	25%	19%	11%	5%

U.S. INTERMEDIATE TERM BONDS	4%	9%	15%	24%	29%

INTERNATIONAL BONDS**	4%	5%	5%	4%	3%

INFLATION-PROTECTED BONDS	1%	1%	4%	6%	9%

SHORT TERM BONDS	0%	4%	13%	25%	36%

OTHER ASSET CLASSES***	4%	5%	6%	4%	5%

*	“International Stocks” includes emerging market stocks.

**	“International Bonds” includes emerging market bonds.

***	“Other Asset Classes” includes global real estate, commodities, high yield bonds and money market instruments, none of which are used as principal investment strategies.

The Adviser is also the investment adviser of each Underlying Fund (except for the Nationwide Contract, which is issued and advised by an affiliate of the Adviser). Because an investor is investing indirectly in the Underlying Funds through a Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

RISKS OF INVESTING IN THE FUNDS: NATIONWIDE INVESTOR DESTINATIONS FUNDS

None of the Investor Destinations Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund’s investments—and therefore, the value of each Fund’s shares—may fluctuate, and you may lose money. These changes may occur because of the following risks:

Risks Associated with a Fund-of-Funds Structure

Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund invests primarily in other mutual funds. These risks include the following:

—

Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Fund invests. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

—

Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

—

Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

—

Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

—

Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser could be subject to a potential conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds, and so the investment adviser may have an incentive to invest the Fund’s assets in affiliated Underlying Funds. In addition, the advisory fees paid to the Adviser by the Underlying Funds typically are higher than fees paid by the Funds. The Nationwide Contract also earns money for the Adviser’s affiliate. Notwithstanding the foregoing, the Adviser has a fiduciary duty to each of the Funds and must act in the best interest of each Fund.

Management risk – each Fund is subject to the risk that the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadviser, may not produce the desired results. This could cause a Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Nondiversified fund risk – because each Fund may hold large positions in the Underlying Funds (or the Nationwide Contract, as applicable), an increase or decrease in the value of the shares or interests issued by these vehicles may have a greater impact on a Fund’s value and total return than values of shares or interests issued by vehicles held in a fund with a larger number of investments.

The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by Nationwide Life Insurance Company (“Nationwide Life”) regardless of market conditions. However, if Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

Risks Associated with U.S. and International Stocks

Stock market risk – refers to the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline in price. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large capitalization stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Smaller company risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a smaller company may lose substantial value. Investing in small- and mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.

RISKS OF INVESTING IN THE FUNDS: NATIONWIDE INVESTOR DESTINATIONS FUNDS (cont.)

Risks Associated with Fixed-Income Securities (Bonds and Money Market Instruments)

Interest rate risk – the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. To the extent an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Underlying Fund’s investments to decline significantly.

Inflation risk – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by the Underlying Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of the Underlying Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Inflation-protected bonds risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of a Fund’s income distributions therefore may fluctuate considerably more than the income distribution amounts of other types of funds. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.

Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage-and asset-backed

RISKS OF INVESTING IN THE FUNDS: NATIONWIDE INVESTOR DESTINATIONS FUNDS (cont.)

securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Underlying Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

Mortgage-backed and asset-backed securities risk (bonds) – these securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid or due to foreclosures on the underlying mortgage loans. Faster prepayments often happen when market interest rates are falling. Conversely, when interest rates rise, prepayments may happen more slowly, which can increase a security’s price volatility and cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that an Underlying Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies risk – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of an Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody risk – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.

Depositary receipts risk – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not

RISKS OF INVESTING IN THE FUNDS: NATIONWIDE INVESTOR DESTINATIONS FUNDS (cont.)

be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Additional Principal Risks that May Affect the Funds

Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

—	the other party to the derivatives contract may fail to fulfill its obligations;
—	their use may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets; and
—

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Leverage – leverage may be created when an investment exposes an Underlying Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of an Underlying Fund and make such Underlying Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Underlying Fund’s investments. Further, the use of leverage may require the Underlying Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Underlying Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Underlying Fund sell a portfolio security at a disadvantageous time.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swaps generally are privately negotiated instruments featuring a high degree of customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps generally are less liquid than exchange-traded swaps or other instruments. In addition, if a swap counterparty in a swap transaction defaults on its obligations under the contract, the Underlying Fund could sustain significant losses.

Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of a credit default swap generally are privately negotiated by an Underlying Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations, an Underlying Fund could sustain significant losses. Credit default swaps also are subject to the risk that the subadviser will not properly assess

RISKS OF INVESTING IN THE FUNDS: NATIONWIDE INVESTOR DESTINATIONS FUNDS (cont.)

the cost of the underlying investment. If an Underlying Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Underlying Fund to pay the counterparty the set value of the defaulted bonds. If the Underlying Fund is buying credit protection, there is the risk that no credit event will occur and the Underlying Fund will receive no benefit for the premium paid.

Equity swaps – an equity swap enables an investor to buy or sell investment exposure linked to the total return (including dividends) of an underlying stock, group of stocks or stock index. The terms of an equity swap generally are privately negotiated by an Underlying Fund and the swap counterparty. An equity swap may be embedded within a structured note or other derivative instrument. Equity swaps are subject to counterparty credit risk and to stock market risk of the underlying stock, group of stocks or stock index. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated. If the counterparty fails to meet its obligations, an Underlying Fund could sustain significant losses.

Commodity-linked notes – an Underlying Fund uses commodity-linked notes to gain exposure to the commodities markets. At any time, the risk of loss associated with a particular note in the Underlying Fund’s portfolio may be significantly higher than the note’s value. Commodity-linked notes also may be subject to special risks that do not affect traditional equity and debt securities. The value of commodity-linked notes may fluctuate significantly because the values of the underlying investments to which they are linked are extremely volatile. In addition, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity investment. Leverage increases the volatility of the value of commodity-linked notes, and their value may increase or decrease more quickly than the underlying commodity asset. If the interest rate on a commodity-linked note is based on the value of a particular commodity, commodity index or other economic variable, the Underlying Fund might receive lower interest payments (or not receive any interest) if the value of the underlying asset falls. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the value of such commodity, commodity index or other economic variable may not increase sufficiently so that the Underlying Fund might not receive a portion (or any) of the principal when the investment matures or upon earlier exchange. Commodity-linked notes also are subject to credit risks on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money. The value of commodity-linked notes may be influenced by several factors, including: value of the commodity, commodity index or other economic variable; volatility, interest and yield rates in the market; the time remaining to maturity; and the creditworthiness of the issuer of the commodity-linked note. In addition, a liquid secondary market may not exist for certain commodity-linked notes the Underlying Fund buys, which may make it difficult for the Underlying Fund to sell them at an acceptable price or to accurately value them.

Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions. Underlying Funds that invest in fixed-income securities, such as mortgage-backed securities, and small- and mid-capitalization stocks will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

If the value of a Fund’s investments goes down, you may lose money.

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if a Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Please see the Appendix for additional information about the Underlying Funds in which the Funds invest.

Selective Disclosure of Portfolio Holdings

Each Investor Destinations Fund posts onto the Trust’s Internet site (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

NFA allocates each Fund’s assets according to its target allocation for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the indirect fees that each Fund pays as a shareholder of the underlying investments.

NFA has engaged Nationwide Asset Management, LLC (“NWAM”) to provide asset allocation consulting services to NFA in connection with the development and periodic review of each Fund’s target allocation and selection of Underlying Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NWAM also serves as the subadviser to certain Nationwide Funds. NFA and NWAM therefore could be subject to a conflict of interest, because one or more Underlying Funds selected for investment by the Funds may be subadvised by NWAM, which earns fees for subadvising such Underlying Funds. The Nationwide Inflation-Protected Securities Fund, one of the Underlying Funds in which the Funds invest, is subadvised by NWAM. NFA ultimately has sole responsibility for determining each Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Funds, NFA has a fiduciary duty to each Fund and must act in each Fund’s best interests.

Each Fund pays NFA an annual management fee based on the Fund’s average daily net assets. The annual management fee paid by each Fund to NFA for the fiscal year ended October 31, 2013, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was 0.13%.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period ending April 30, 2014.

Portfolio Management

Thomas R. Hickey Jr. is the Funds’ portfolio manager and is responsible for the day-to-day management of the Funds in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Hickey joined NFA in April 2001 and is currently the Head of Asset Strategies at NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies.

Additional Information about the Portfolio Manager

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

—	which share classes are available to you;
—	how long you expect to own your shares;
—	how much you intend to invest;
—	total costs and expenses associated with a particular share class and
—	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Funds offer several different share classes, each with different price and cost features. The following table compares Class A and Class C shares, which are available to all investors.

Class R, Institutional Class, Institutional Service Class, and Service Class shares are available only to certain investors. For eligible investors, Class R, Institutional Class, Institutional Service Class, and Service Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 5.75%	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee up to 0.25%

No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Administrative services fee up to 0.25%

Maximum investment amount of $1,000,000.[2] Larger investments may be rejected.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 1.00% on any Class A shares you redeem within 18 months of purchase.

[2]	This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also

INVESTING WITH NATIONWIDE FUNDS (cont.)

provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and in the SAI for more information. This information regarding breakpoints is also available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

—	A larger investment. The sales charge decreases as the amount of your investment increases.
—

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

—

Share repurchase privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

—

Letter of Intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A shares with your purchases of Class C shares of these and other

Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

—

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

—	directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
—	retirement plans that have an agreement with the Distributor or an affiliate of the Distributor;
—

owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

—	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
—	investment advisory clients of the Adviser and its affiliates;
—	Trustees and retired Trustees of the Trust or
—

directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, or sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this Prospectus) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

—	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;

INVESTING WITH NATIONWIDE FUNDS (cont.)

—	if no finder’s fee was paid or
—	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Sales of

Class A Shares

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A and Class C Shares

The CDSC is waived on:

—	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
—	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
—	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and
—	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%. No CDSC applies to Class C shares that you buy through reinvestment of Fund dividends or capital gains.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available Only to Institutional Accounts

The Funds offer Class R, Institutional Class, Institutional Service Class, and Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

—	the level of distribution and administrative services the plan requires;
—	the total expenses of the share class and
—	the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation depending on which class is chosen.

Class R Shares (formerly, Class R2 Shares)

Class R shares are available to retirement plans including:

—	401(k) plans;
—	457 plans;
—	403(b) plans;
—	profit sharing and money purchase pension plans;
—	defined benefit plans;
—	non-qualified deferred compensation plans and
—	other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Distributor to use Class R shares.

INVESTING WITH NATIONWIDE FUNDS (cont.)

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

—	institutional non-retirement accounts;
—	traditional and Roth IRAs;
—	Coverdell Education Savings Accounts;
—	SEPs and SAR-SEPs;
—	SIMPLE IRAs;
—	one-person Keogh plans;
—	individual 403(b) plans or
—	529 Plan accounts.

Institutional Class Shares

Institutional Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Institutional Class shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to March 1, 2014.

Institutional Class shares are available for purchase only by the following:

—	funds of funds offered by the Distributor or other affiliates of the Funds;
—	retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
—

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

—	high net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
—	current holders of Institutional Class shares of any Nationwide Fund.

Institutional Class shares are not available to retail accounts or to broker-dealer or advisory fee-based wrap programs.

Institutional Service Class and Service Class Shares

Institutional Service Class and Service Class shares are available for purchase only by the following:

—	retirement plans advised by financial professionals;
—	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
—	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
—	fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers;
—	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
—	current holders of Institutional Service Class shares of any Nationwide Fund (Institutional Service Class only).

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Services Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C, Class R and Service Class shares of the Funds to compensate the Distributor through distribution and/or service fees for expenses associated with distributing and selling shares and maintaining shareholder accounts. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C, Class R and Service Class shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% of which is a service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)
Service Class shares	0.25% (distribution or service fee)

Administrative Services Fees

Class A, Class C, Class R, Institutional Service Class and Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees (Class C shares effective as of March 1, 2014). These fees, which are in addition to Rule 12b-1 fees for Class A, Class C and Class R

INVESTING WITH NATIONWIDE FUNDS (cont.)

shares as described above, are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class C, Class R, Institutional Service Class and Service Class shares.

For the current fiscal year, administrative services fees to be paid by the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:

Nationwide Investor Destinations Aggressive Fund Class A, Class C, Class R, Institutional Service Class and Service Class shares: 0.11%; 0.07%; 0.15%, 0.11%, and 0.16%, respectively.

Nationwide Investor Destinations Moderately Aggressive Fund Class A, Class C, Class R, Institutional Service Class and Service Class shares: 0.12%; 0.06%; 0.15%, 0.12%, and 0.15%, respectively.

Nationwide Investor Destinations Moderate Fund Class A, Class C, Class R, Institutional Service Class and Service Class shares: 0.13%; 0.06%; 0.15%, 0.13%, and 0.15%, respectively.

Nationwide Investor Destinations Moderately Conservative Fund Class A, Class C, Class R, Institutional Service Class and Service Class shares: 0.13%; 0.05%; 0.15%, 0.13%, and 0.15%, respectively.

Nationwide Investor Destinations Conservative Fund Class A, Class C, Class R, Institutional Service Class and Service Class shares: 0.13%; 0.04%; 0.15%, 0.13%, and 0.15%, respectively.

Because these fees are paid out of a Fund’s Class A, Class C, Class R, Institutional Service Class and Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

—	the Adviser’s affiliates;
—	broker-dealers;
—	financial institutions and
—	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

—	make transactions;
—	hear fund price information and
—	obtain mailing and wiring instructions.

Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

—	download Fund Prospectuses;
—	obtain information on the Nationwide Funds;
—	access your account information and
—	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s net NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

—if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

—your bank may charge a fee to wire funds.

—the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern Time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

—your proceeds typically will be wired to your bank on the next business day after your order has been processed.

—Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

—your financial institution may also charge a fee for receiving the wire.

—funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Nationwide Funds’ account with proceeds from your bank via ACH by the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Nationwide Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

—	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
—

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Funds are generally available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Where such market quotations or Underlying Fund NAV are either unavailable or deemed by the Adviser to be unreliable, such securities are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, if, after the close of the foreign securities exchanges, there are movements in relevant indices or other appropriate market indicators that exceed specified thresholds, the values of an affiliated Underlying Fund’s foreign investments generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. Fair value pricing of foreign securities may occur on a daily basis. Therefore, the fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

—	New Year’s Day
—	Martin Luther King Jr. Day
—	Presidents’ Day
—	Good Friday

INVESTING WITH NATIONWIDE FUNDS (cont.)

—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional investments (Automatic Asset Accumulation Plan)	$50

Class R Shares
To open an account	No Minimum
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Institutional Service Class Shares and Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

—	name;
—	date of birth (for individuals);
—	residential or business street address (although post office boxes are still permitted for mailing) and

—	Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

—

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the quarterly fee.

—

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

—	both accounts have the same registration;
—	your first purchase in the new fund meets its minimum investment requirement and
—	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

You also may use proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund where such Institutional Class shares had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of shares. However,

—	if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
—	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

Exchanges into Nationwide Money Market Fund

You may exchange between Institutional shares of the Funds and Institutional shares of the Nationwide Money Market Fund, and between Service Class shares of the Funds and Service Class shares of the Nationwide Money Market Fund. You may exchange between all other share classes of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

—	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
—	trading is restricted or
—	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

—	is engaged in excessive trading or
—	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

—	your account address has changed within the last 30 calendar days;
—	the redemption check is made payable to anyone other than the registered shareholder;
—	the proceeds are mailed to any address other than the address of record or
—	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account, the registration of

INVESTING WITH NATIONWIDE FUNDS (cont.)

which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading, as may be the Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which the intermediary must, upon request, provide a Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:

—	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
—	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing”.

Additional Information about Fees and Expenses

Because the Funds invest primarily in other Nationwide Funds, they are shareholders of those Underlying Funds. The Underlying Funds do not charge the Funds any sales charge for buying or selling shares. However, the Funds indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are reflected as “Acquired Fund Fees and Expenses” shown in the Expense Tables. Actual indirect expenses vary depending on how each Fund’s assets are allocated among the underlying investments.

The fees and expenses of the Funds that appear in the Fund Summaries reflect an estimate of fees and expenses based on current fees. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

—	distributions are taxable to you at either ordinary income or capital gains tax rates;
—	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
—	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
—

for individual shareholders, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains rates, provided that certain holding period requirements are met;

—	for corporate shareholders, a portion of the income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and
—	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Selling and Exchanging Shares

Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Each Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment

DISTRIBUTIONS AND TAXES (cont.)

representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the Internal Revenue Service to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in the Funds.

MULTI-MANAGER STRUCTURE

The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs oversight and evaluation services to a subadvised Fund, including the following:

—	initial due diligence on prospective Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers;
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
—	selecting Fund subadvisers.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

FINANCIAL HIGHLIGHTS: NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended October 31, or if a fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). The Funds’ financial statements are included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$8.97	$0.17	$2.13	$2.30	$(0.17)	$(0.10)	$(0.27)	$11.00	26.24%	$59,507,180	0.49%	1.69%	0.49%	22.52%
Year Ended October 31, 2012 (c)	8.26	0.13	0.73	0.86	(0.13)	(0.02)	(0.15)	8.97	10.56	51,210,338	0.50	1.44	0.50	11.55
Year Ended October 31, 2011 (c)	8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	8.26	3.24	51,388,289	0.48	1.54	0.48	9.70
Year Ended October 31, 2010 (c)	7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	8.13	15.81	49,682,066	0.49	1.44	0.49	8.89
Year Ended October 31, 2009 (c)	7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	7.30	14.98	39,797,434	0.55	1.99	0.55	11.99

Class B Shares*
Year Ended October 31, 2013 (c)	$8.82	$0.10	$2.09	$2.19	$(0.10)	$(0.10)	$(0.20)	$10.81	25.29%	$3,938,655	1.20%	1.08%	1.20%	22.52%
Year Ended October 31, 2012 (c)	8.11	0.07	0.73	0.80	(0.07)	(0.02)	(0.09)	8.82	9.91	5,548,111	1.20	0.77	1.20	11.55
Year Ended October 31, 2011 (c)	7.99	0.08	0.12	0.20	(0.08)	–	(0.08)	8.11	2.47	7,883,490	1.21	0.91	1.21	9.70
Year Ended October 31, 2010 (c)	7.19	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	7.99	15.10	11,618,585	1.20	0.75	1.20	8.89
Year Ended October 31, 2009 (c)	6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	7.19	14.11	12,280,157	1.22	1.32	1.22	11.99

Class C Shares
Year Ended October 31, 2013 (c)	$8.78	$0.09	$2.09	$2.18	$(0.11)	$(0.10)	$(0.21)	$10.75	25.26%	$71,452,684	1.19%	0.92%	1.19%	22.52%
Year Ended October 31, 2012 (c)	8.08	0.07	0.72	0.79	(0.07)	(0.02)	(0.09)	8.78	9.90	57,370,350	1.20	0.76	1.20	11.55
Year Ended October 31, 2011 (c)	7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	8.08	2.36	59,022,254	1.21	0.86	1.21	9.70
Year Ended October 31, 2010 (c)	7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	7.97	15.15	67,454,100	1.20	0.75	1.20	8.89
Year Ended October 31, 2009 (c)	6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	7.17	14.15	70,213,439	1.22	1.36	1.22	11.99

Class R Shares (d)
Year Ended October 31, 2013 (c)	$8.84	$0.12	$2.11	$2.23	$(0.14)	$(0.10)	$(0.24)	$10.83	25.73%	$108,654,200	0.85%	1.27%	0.85%	22.52%
Year Ended October 31, 2012 (c)	8.14	0.09	0.73	0.82	(0.10)	(0.02)	(0.12)	8.84	10.23	91,551,218	0.84	1.10	0.84	11.55
Year Ended October 31, 2011 (c)	8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	8.14	2.90	88,524,201	0.85	1.18	0.85	9.70
Year Ended October 31, 2010 (c)	7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	8.01	15.41	84,348,618	0.84	1.07	0.84	8.89
Year Ended October 31, 2009 (c)	6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	7.21	14.53	64,237,573	0.87	1.56	0.87	11.99

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.06	$0.19	$2.16	$2.35	$(0.20)	$(0.10)	$(0.30)	$11.11	26.57%	$118,716,482	0.19%	1.88%	0.19%	22.52%
Year Ended October 31, 2012 (c)	8.34	0.15	0.75	0.90	(0.16)	(0.02)	(0.18)	9.06	11.05	84,918,686	0.20	1.74	0.20	11.55
Year Ended October 31, 2011 (c)	8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	8.34	3.49	70,317,290	0.21	1.78	0.21	9.70
Year Ended October 31, 2010 (c)	7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	8.20	16.19	57,247,781	0.20	1.71	0.20	8.89
Year Ended October 31, 2009 (c)	7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	7.36	15.23	42,570,681	0.22	2.17	0.22	11.99

Service Class Shares
Year Ended October 31, 2013 (c)	$8.99	$0.15	$2.14	$2.29	$(0.16)	$(0.10)	$(0.26)	$11.02	26.04%	$862,903,998	0.60%	1.53%	0.60%	22.52%
Year Ended October 31, 2012 (c)	8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	8.99	10.56	750,703,873	0.60	1.34	0.60	11.55
Year Ended October 31, 2011 (c)	8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	8.27	3.09	717,539,097	0.61	1.43	0.61	9.70
Year Ended October 31, 2010 (c)	7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	8.14	15.66	719,252,841	0.59	1.34	0.59	8.89
Year Ended October 31, 2009 (c)	7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	7.32	14.91	640,465,271	0.63	1.87	0.63	11.99

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 1, 2014, Class R2 Shares were renamed Class R Shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.60	$0.17	$1.85	$2.02	$(0.18)	$(0.06)	$(0.24)	$11.38	21.44%	$112,242,046	0.50%	1.62%	0.50%	29.31%
Year Ended October 31, 2012 (c)	8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	9.60	9.82	89,406,859	0.49	1.59	0.49	13.11
Year Ended October 31, 2011 (c)	8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	8.95	3.49	84,467,234	0.47	1.72	0.47	13.88
Year Ended October 31, 2010 (c)	7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	8.80	14.19	79,563,235	0.48	1.72	0.48	8.57
Year Ended October 31, 2009 (c)	7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	7.99	15.29	76,075,551	0.51	2.24	0.51	15.94

Class B Shares*
Year Ended October 31, 2013 (c)	$9.42	$0.12	$1.80	$1.92	$(0.10)	$(0.06)	$(0.16)	$11.18	20.72%	$4,879,382	1.19%	1.14%	1.19%	29.31%
Year Ended October 31, 2012 (c)	8.79	0.08	0.69	0.77	(0.08)	(0.06)	(0.14)	9.42	8.89	8,364,641	1.20	0.92	1.20	13.11
Year Ended October 31, 2011 (c)	8.64	0.10	0.14	0.24	(0.09)	–	(0.09)	8.79	2.79	13,606,502	1.20	1.09	1.20	13.88
Year Ended October 31, 2010 (c)	7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	8.64	13.29	21,474,892	1.19	1.03	1.19	8.57
Year Ended October 31, 2009 (c)	7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	7.86	14.57	24,958,525	1.21	1.55	1.21	15.94

Class C Shares
Year Ended October 31, 2013 (c)	$9.41	$0.10	$1.82	$1.92	$(0.11)	$(0.06)	$(0.17)	$11.16	20.72%	$125,294,548	1.19%	0.95%	1.19%	29.31%
Year Ended October 31, 2012 (c)	8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	9.41	8.87	111,289,595	1.19	0.89	1.19	13.11
Year Ended October 31, 2011 (c)	8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	8.79	2.81	119,068,548	1.20	1.03	1.20	13.88
Year Ended October 31, 2010 (c)	7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	8.64	13.31	131,008,292	1.19	1.02	1.19	8.57
Year Ended October 31, 2009 (c)	7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	7.86	14.58	131,214,546	1.21	1.55	1.21	15.94

Class R Shares (d)
Year Ended October 31, 2013 (c)	$9.41	$0.13	$1.82	$1.95	$(0.14)	$(0.06)	$(0.20)	$11.16	21.15%	$246,852,482	0.84%	1.28%	0.84%	29.31%
Year Ended October 31, 2012 (c)	8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	9.41	9.27	208,283,759	0.84	1.23	0.84	13.11
Year Ended October 31, 2011 (c)	8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	8.79	3.18	192,888,041	0.84	1.34	0.84	13.88
Year Ended October 31, 2010 (c)	7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	8.64	13.65	176,660,604	0.83	1.34	0.83	8.57
Year Ended October 31, 2009 (c)	7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	7.86	14.89	134,283,065	0.87	1.81	0.87	15.94

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.59	$0.20	$1.85	$2.05	$(0.21)	$(0.06)	$(0.27)	$11.37	21.83%	$270,917,338	0.19%	1.88%	0.19%	29.31%
Year Ended October 31, 2012 (c)	8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	9.59	10.03	186,769,240	0.19	1.86	0.19	13.11
Year Ended October 31, 2011 (c)	8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	8.95	3.89	151,618,037	0.20	1.99	0.20	13.88
Year Ended October 31, 2010 (c)	7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	8.79	14.39	130,223,401	0.19	1.97	0.19	8.57
Year Ended October 31, 2009 (c)	7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	7.99	15.63	85,728,623	0.21	2.42	0.21	15.94

Service Class Shares
Year Ended October 31, 2013 (c)	$9.58	$0.16	$1.85	$2.01	$(0.17)	$(0.06)	$(0.23)	$11.36	21.37%	$1,274,073,724	0.59%	1.56%	0.59%	29.31%
Year Ended October 31, 2012 (c)	8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	9.58	9.60	1,139,580,740	0.59	1.49	0.59	13.11
Year Ended October 31, 2011 (c)	8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	8.94	3.47	1,115,586,752	0.60	1.61	0.60	13.88
Year Ended October 31, 2010 (c)	7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	8.78	13.96	1,119,852,454	0.58	1.61	0.58	8.57
Year Ended October 31, 2009 (c)	7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	7.98	15.22	1,012,147,730	0.63	2.10	0.63	15.94

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 1, 2014, Class R2 Shares were renamed Class R Shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.93	$0.17	$1.36	$1.53	$(0.18)	$(0.05)	$(0.23)	$11.23	15.56%	$134,092,908	0.50%	1.58%	0.50%	32.04%
Year Ended October 31, 2012 (c)	9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	9.93	8.38	114,304,018	0.49	1.66	0.49	16.02
Year Ended October 31, 2011 (c)	9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	9.43	4.06	107,508,362	0.48	1.82	0.48	14.28
Year Ended October 31, 2010 (c)	8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	9.23	11.86	96,798,604	0.47	1.89	0.47	9.42
Year Ended October 31, 2009 (c)	8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	8.37	13.54	73,380,653	0.50	2.38	0.50	20.17

Class B Shares*
Year Ended October 31, 2013 (c)	$9.86	$0.11	$1.33	$1.44	$(0.09)	$(0.05)	$(0.14)	$11.16	14.74%	$2,084,000	1.20%	1.07%	1.20%	32.04%
Year Ended October 31, 2012 (c)	9.30	0.09	0.60	0.69	(0.08)	(0.05)	(0.13)	9.86	7.56	5,228,875	1.20	1.00	1.20	16.02
Year Ended October 31, 2011 (c)	9.09	0.11	0.20	0.31	(0.10)	–	(0.10)	9.30	3.41	10,862,496	1.21	1.20	1.21	14.28
Year Ended October 31, 2010 (c)	8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	9.09	11.14	17,847,479	1.20	1.24	1.20	9.42
Year Ended October 31, 2009 (c)	8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	8.31	12.66	22,546,617	1.21	1.69	1.21	20.17

Class C Shares
Year Ended October 31, 2013 (c)	$9.79	$0.09	$1.33	$1.42	$(0.10)	$(0.05)	$(0.15)	$11.06	14.68%	$137,680,905	1.19%	0.89%	1.19%	32.04%
Year Ended October 31, 2012 (c)	9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	9.79	7.58	124,362,072	1.20	0.97	1.20	16.02
Year Ended October 31, 2011 (c)	9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	9.25	3.37	129,312,497	1.21	1.13	1.21	14.28
Year Ended October 31, 2010 (c)	8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	9.05	11.09	142,313,710	1.20	1.21	1.20	9.42
Year Ended October 31, 2009 (c)	8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	8.28	12.72	139,055,974	1.21	1.68	1.21	20.17

Class R Shares (d)
Year Ended October 31, 2013 (c)	$9.74	$0.13	$1.32	$1.45	$(0.14)	$(0.05)	$(0.19)	$11.00	15.06%	$207,910,628	0.84%	1.24%	0.84%	32.04%
Year Ended October 31, 2012 (c)	9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	9.74	7.96	186,740,830	0.85	1.31	0.85	16.02
Year Ended October 31, 2011 (c)	9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	9.20	3.67	174,027,334	0.85	1.46	0.85	14.28
Year Ended October 31, 2010 (c)	8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	9.01	11.56	158,746,294	0.83	1.54	0.83	9.42
Year Ended October 31, 2009 (c)	8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	8.24	13.11	123,534,769	0.87	1.94	0.87	20.17

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.90	$0.20	$1.35	$1.55	$(0.21)	$(0.05)	$(0.26)	$11.19	15.86%	$284,753,727	0.20%	1.86%	0.20%	32.04%
Year Ended October 31, 2012 (c)	9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	9.90	8.64	219,767,806	0.20	1.95	0.20	16.02
Year Ended October 31, 2011 (c)	9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	9.35	4.38	176,900,980	0.21	2.06	0.21	14.28
Year Ended October 31, 2010 (c)	8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	9.15	12.19	131,966,219	0.20	2.18	0.20	9.42
Year Ended October 31, 2009 (c)	8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	8.37	13.87	90,723,665	0.21	2.61	0.21	20.17

Service Class Shares
Year Ended October 31, 2013 (c)	$9.90	$0.16	$1.34	$1.50	$(0.17)	$(0.05)	$(0.22)	$11.18	15.30%	$992,441,693	0.60%	1.50%	0.60%	32.04%
Year Ended October 31, 2012 (c)	9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	9.90	8.30	927,470,622	0.60	1.56	0.60	16.02
Year Ended October 31, 2011 (c)	9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	9.34	3.96	897,059,520	0.61	1.71	0.61	14.28
Year Ended October 31, 2010 (c)	8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	9.14	11.76	891,324,745	0.59	1.81	0.59	9.42
Year Ended October 31, 2009 (c)	8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	8.36	13.40	813,670,095	0.63	2.24	0.63	20.17

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 1, 2014, Class R2 Shares were renamed Class R Shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$10.46	$0.17	$0.81	$0.98	$(0.18)	$(0.15)	$(0.33)	$11.11	9.59%	$48,814,648	0.52%	1.58%	0.52%	36.85%
Year Ended October 31, 2012 (c)	10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	10.46	6.81	44,422,496	0.51	1.80	0.51	20.61
Year Ended October 31, 2011 (c)	9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	10.08	4.31	36,925,502	0.49	1.99	0.49	17.89
Year Ended October 31, 2010 (c)	9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	9.86	9.38	33,209,551	0.50	2.17	0.50	12.60
Year Ended October 31, 2009 (c)	8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	9.21	12.46	27,499,985	0.52	2.47	0.52	22.80

Class B Shares*
Year Ended October 31, 2013 (c)	$10.48	$0.10	$0.81	$0.91	$(0.10)	$(0.15)	$(0.25)	$11.14	8.81%	$898,699	1.21%	0.95%	1.21%	36.85%
Year Ended October 31, 2012 (c)	10.09	0.11	0.49	0.60	(0.11)	(0.10)	(0.21)	10.48	6.09	1,491,869	1.22	1.11	1.22	20.61
Year Ended October 31, 2011 (c)	9.86	0.13	0.22	0.35	(0.12)	–	(0.12)	10.09	3.55	2,605,396	1.22	1.33	1.22	17.89
Year Ended October 31, 2010 (c)	9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	9.86	8.58	4,807,063	1.21	1.48	1.21	12.60
Year Ended October 31, 2009 (c)	8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	9.21	11.68	5,867,608	1.22	1.80	1.22	22.80

Class C Shares
Year Ended October 31, 2013 (c)	$10.42	$0.10	$0.81	$0.91	$(0.11)	$(0.15)	$(0.26)	$11.07	8.88%	$46,881,793	1.21%	0.90%	1.21%	36.85%
Year Ended October 31, 2012 (c)	10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	10.42	6.09	41,368,353	1.22	1.10	1.22	20.61
Year Ended October 31, 2011 (c)	9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	10.04	3.55	38,970,245	1.22	1.27	1.22	17.89
Year Ended October 31, 2010 (c)	9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	9.82	8.65	40,700,682	1.21	1.46	1.21	12.60
Year Ended October 31, 2009 (c)	8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	9.18	11.64	38,316,174	1.22	1.79	1.22	22.80

Class R Shares (d)
Year Ended October 31, 2013 (c)	$10.47	$0.13	$0.83	$0.96	$(0.15)	$(0.15)	$(0.30)	$11.13	9.30%	$88,286,612	0.86%	1.25%	0.86%	36.85%
Year Ended October 31, 2012 (c)	10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	10.47	6.43	85,855,793	0.86	1.45	0.86	20.61
Year Ended October 31, 2011 (c)	9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	10.09	3.92	80,556,773	0.87	1.61	0.87	17.89
Year Ended October 31, 2010 (c)	9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	9.87	9.00	72,987,185	0.85	1.78	0.85	12.60
Year Ended October 31, 2009 (c)	8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	9.22	12.09	55,375,781	0.89	2.06	0.89	22.80

Institutional Class Shares
Year Ended October 31, 2013 (c)	$10.55	$0.20	$0.82	$1.02	$(0.21)	$(0.15)	$(0.36)	$11.21	9.93%	$93,302,759	0.21%	1.88%	0.21%	36.85%
Year Ended October 31, 2012 (c)	10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	10.55	7.17	70,457,429	0.22	2.09	0.22	20.61
Year Ended October 31, 2011 (c)	9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	10.16	4.55	54,326,098	0.22	2.21	0.22	17.89
Year Ended October 31, 2010 (c)	9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	9.94	9.74	38,719,904	0.21	2.39	0.21	12.60
Year Ended October 31, 2009 (c)	8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	9.28	12.83	20,004,640	0.22	2.73	0.22	22.80

Service Class Shares
Year Ended October 31, 2013 (c)	$10.51	$0.16	$0.82	$0.98	$(0.17)	$(0.15)	$(0.32)	$11.17	9.53%	$301,635,705	0.61%	1.50%	0.61%	36.85%
Year Ended October 31, 2012 (c)	10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	10.51	6.77	303,997,111	0.62	1.70	0.62	20.61
Year Ended October 31, 2011 (c)	9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	10.12	4.15	290,405,875	0.62	1.86	0.62	17.89
Year Ended October 31, 2010 (c)	9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	9.90	9.22	283,720,301	0.60	2.05	0.60	12.60
Year Ended October 31, 2009 (c)	8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	9.25	12.32	263,198,654	0.64	2.38	0.64	22.80

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 1, 2014, Class R2 Shares were renamed Class R Shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$10.55	$0.16	$0.27	$0.43	$(0.18)	$(0.18)	$(0.36)	$10.62	4.17%	$61,383,390	0.55%	1.57%	0.55%	39.16%
Year Ended October 31, 2012 (c)	10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	10.55	4.89	51,231,565	0.52	1.87	0.52	15.75
Year Ended October 31, 2011 (c)	10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	10.32	3.51	34,889,691	0.50	2.04	0.50	17.28
Year Ended October 31, 2010 (c)	9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	10.18	6.66	22,095,197	0.51	2.33	0.51	15.48
Year Ended October 31, 2009 (c)	9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	9.77	9.84	15,347,604	0.55	2.50	0.55	23.94

Class B Shares*
Year Ended October 31, 2013 (c)	$10.60	$0.10	$0.26	$0.36	$(0.09)	$(0.18)	$(0.27)	$10.69	3.51%	$400,106	1.23%	0.93%	1.23%	39.16%
Year Ended October 31, 2012 (c)	10.36	0.12	0.30	0.42	(0.11)	(0.07)	(0.18)	10.60	4.15	711,796	1.23	1.18	1.23	15.75
Year Ended October 31, 2011 (c)	10.21	0.14	0.14	0.28	(0.13)	–	(0.13)	10.36	2.75	1,108,932	1.24	1.37	1.24	17.28
Year Ended October 31, 2010 (c)	9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	10.21	5.90	1,741,629	1.23	1.70	1.23	15.48
Year Ended October 31, 2009 (c)	9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	9.79	9.14	2,821,364	1.23	1.84	1.23	23.94

Class C Shares
Year Ended October 31, 2013 (c)	$10.51	$0.09	$0.27	$0.36	$(0.11)	$(0.18)	$(0.29)	$10.58	3.49%	$50,139,130	1.23%	0.87%	1.23%	39.16%
Year Ended October 31, 2012 (c)	10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	10.51	4.17	43,051,481	1.23	1.17	1.23	15.75
Year Ended October 31, 2011 (c)	10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	10.28	2.63	33,770,729	1.24	1.33	1.24	17.28
Year Ended October 31, 2010 (c)	9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	10.15	5.92	33,490,120	1.23	1.64	1.23	15.48
Year Ended October 31, 2009 (c)	9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	9.74	9.13	31,268,010	1.24	1.81	1.24	23.94

Class R Shares (d)
Year Ended October 31, 2013 (c)	$10.52	$0.13	$0.27	$0.40	$(0.14)	$(0.18)	$(0.32)	$10.60	3.92%	$58,782,811	0.88%	1.24%	0.88%	39.16%
Year Ended October 31, 2012 (c)	10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	10.52	4.52	64,893,180	0.88	1.52	0.88	15.75
Year Ended October 31, 2011 (c)	10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	10.29	3.10	60,593,403	0.88	1.67	0.88	17.28
Year Ended October 31, 2010 (c)	9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	10.15	6.31	53,173,161	0.87	1.96	0.87	15.48
Year Ended October 31, 2009 (c)	9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	9.75	9.44	38,324,442	0.87	2.14	0.87	23.94

Institutional Class Shares
Year Ended October 31, 2013 (c)	$10.59	$0.20	$0.27	$0.47	$(0.21)	$(0.18)	$(0.39)	$10.67	4.58%	$63,938,645	0.23%	1.86%	0.23%	39.16%
Year Ended October 31, 2012 (c)	10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	10.59	5.16	47,775,938	0.23	2.16	0.23	15.75
Year Ended October 31, 2011 (c)	10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	10.36	3.75	36,683,488	0.24	2.31	0.24	17.28
Year Ended October 31, 2010 (c)	9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	10.22	6.94	26,174,857	0.23	2.54	0.23	15.48
Year Ended October 31, 2009 (c)	9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	9.81	10.24	10,218,039	0.24	2.78	0.24	23.94

Service Class Shares
Year Ended October 31, 2013 (c)	$10.57	$0.16	$0.27	$0.43	$(0.17)	$(0.18)	$(0.35)	$10.65	4.16%	$194,028,941	0.63%	1.49%	0.63%	39.16%
Year Ended October 31, 2012 (c)	10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	10.57	4.75	221,292,727	0.63	1.77	0.63	15.75
Year Ended October 31, 2011 (c)	10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	10.34	3.35	218,800,000	0.64	1.93	0.64	17.28
Year Ended October 31, 2010 (c)	9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	10.20	6.52	208,433,654	0.62	2.25	0.62	15.48
Year Ended October 31, 2009 (c)	9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	9.79	9.85	197,458,875	0.65	2.41	0.65	23.94

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 1, 2014, Class R2 Shares were renamed Class R Shares.

APPENDIX

Additional Information about Underlying Funds

Following are descriptions of the Underlying Funds in which the Funds invest as of the date of this Prospectus. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. In addition, Underlying Funds not identified in this Appendix may also be selected by the Adviser at its discretion. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. Stocks – Large Cap

NATIONWIDE S&P 500 INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. The S&P 500 Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 Index.

NATIONWIDE ZIEGLER EQUITY INCOME FUND seeks to invest, under normal market conditions, in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS. Under normal circumstances the Fund will invest at least 80% of its net assets plus borrowings in equity securities. Under normal market conditions, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, American Depositary Receipts, bonds and index futures contracts and index options, including options on futures contracts, and other derivatives. The Fund also may invest up to 10% of its assets in exchange traded funds (“ETFs”) and in options on ETFs. The Fund is permitted to invest more than 25% of the Fund’s net assets in common stocks of companies which operate in the financial services sector.

U.S. Stocks – Mid Cap

NATIONWIDE MID CAP MARKET INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the S&P MidCap 400 Index before the deduction of Fund expenses. The S&P MidCap 400 Index includes approximately 400 stocks of medium-sized U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index.

U.S. Stocks – Small Cap

NATIONWIDE SMALL CAP INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. The Russell 2000 Index is composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000 Index.

International Stocks

NATIONWIDE INTERNATIONAL INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. The MSCI EAFE Index includes common stocks of larger companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index.

Bonds

NATIONWIDE BOND INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment-grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed-income securities that are included in or correlated with the Aggregate Bond Index.

NATIONWIDE CORE PLUS BOND FUND seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. These securities typically include corporate bonds, U.S. government securities, and mortgage-backed securities. The Fund generally invests at least 80% of its assets in a diversified mix of fixed-income securities that are considered to be investment grade. The Fund may invest up to 20% of its assets in high-yield bonds, which are lower-rated or non-investment grade, and often referred to as “junk bonds.”

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. Most of these securities are Treasury Inflation Protected Securities, which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, this Underlying Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Fund may invest in debt securities of any maturity, but is expected to maintain a dollar-weighted average maturity of between 5 and 15 years. The Fund also may invest up to 20% of its net assets in

APPENDIX (cont.)

fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other nongovernmental issuers.

Short–Term Bonds

NATIONWIDE HIGHMARK SHORT TERM BOND FUND invests primarily in bonds (or fixed income securities) which include:

—	U.S. government securities;
—	Corporate debt securities issued by U.S. or foreign companies that are in the four highest rating categories of nationally recognized rating agencies such as Moody’s or S&P (“investment grade”);
—	Investment-grade fixed income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities; and
—

Investment-grade fixed income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings in fixed income securities. The Fund will maintain an average duration of between 1 and 3 years. The Fund may also invest up to 10% of its assets in issues which are rated below Baa3 by Moody’s and/or BBB- by S&P, but have a minimum rating of B3 by Moody’s and/or B- by S&P at the time of investment (high-yield bonds, or “junk bonds”). In addition to these, the Fund may invest in other types of debt securities.

THE NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. Nationwide Life calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Nevertheless, Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract with a lower minimum interest rate, so long as the guaranteed rate on the new fixed income contract will be at least as favorable as the guaranteed rate on all other similar contracts issued by Nationwide Life, or not offer any fixed interest contract at all. Further, it is important to note that only the Fund, as the purchaser of the contract, is entitled to the contract’s guarantee. Fund shareholders, as investors in the Fund, are not entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. Under certain market conditions a Fund’s investment in the Nationwide Contract could hamper its performance.

NATIONWIDE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations in share value. Under normal market conditions, the Fund invests primarily in investment grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years.

Emerging Market Stocks, Commodities, REITS, Inflation-Protected Bonds, International/Emerging Market Bonds and High-Yield Bonds

NATIONWIDE PORTFOLIO COMPLETION FUND (formerly, Nationwide Alternatives Allocation Fund) is designed to provide investors with exposure to several categories of non-traditional investments with investment performance that may have a low correlation to the performance of more traditional investments (i.e., stocks of U.S. and international developed-country issuers and investment-grade bonds issued in the U.S.). The Fund is not intended to serve as a complete investment program. The Fund is intended to complement the strategies being pursued by NFA for the Nationwide Target Destination Funds and the Nationwide Investor Destinations Funds. It also may be appropriate for investors who are seeking to further diversify portfolios that already invest in traditional asset classes. This Fund consists of separate portions of assets, or “sleeves,” to represent the investments in each of the different non-traditional asset classes. Within each sleeve, the Fund’s subadviser employs a “passive” management approach, investing in securities and derivatives with the goal of matching approximately the investment characteristics and performance of a specified asset class benchmark index before the deduction of Fund expenses. The alternative investment asset classes in which the Fund currently invests are as follows:

—	Treasury Inflation-Protected Securities
—	International bonds
—	High-yield bonds
—	Emerging market bonds
—	Emerging market stocks
—	Commodities
—	Global real estate stocks

The Treasury Inflation Protected Securities and global real estate stock sleeves invest in a statistically selected sampling of the bonds or stocks that are included in or correlated with their respective benchmark indexes. The international bonds, high-yield bonds, emerging market bonds, emerging market stocks and commodities sleeves, however, invest primarily in derivatives as a substitute for investing in such securities themselves. For the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves, the subadviser selects futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in each such sleeve’s respective index in an attempt to synthetically replicate the performance of the sleeve’s index. Instead of investing directly in physical commodities, the commodities sleeve invests primarily in

APPENDIX (cont.)

commodity-linked notes in order to expose the Fund to the investment characteristics and performance of the commodities markets. The Fund also invests in U.S. government securities, money market mutual funds and/or money market instruments to the extent necessary to provide collateral for the Fund’s derivative positions. Each of these sleeves also may, but is not required to, invest in the securities included in the sleeve’s benchmark index.

Money Market Instruments

NATIONWIDE MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and other money market mutual funds, and may enter into repurchase agreements. The Fund’s dollar-weighted average maturity will be 60 days or less. The Fund will also maintain a weighted average life of 120 days or less.

The SAI contains more information on the Funds’ investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

For Additional Information Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701,

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street, Third Floor,

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m.-8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

—	Statement of Additional Information (incorporated by reference into this Prospectus)
—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
—	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

—	on the SEC’s EDGAR database via the Internet at www.sec.gov;
—	by electronic request to publicinfo@sec.gov;
—	in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090) or
—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

©2014 Nationwide Funds Group. All rights reserved.	KPR-ID 3/14